Exhibit 10-1


                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Financial Highlights" and "Additional Information -- Experts" in the Prospectus in this Registration Statement (Form N-1A 33-98310) of The Needham Funds, Inc.


                                                          /s/
                                                              -----------------
                                                              ERNST & YOUNG LLP


New York, New York
February 19, 1999